EQ ADVISORS TRUSTSM

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

SUPPLEMENT DATED MAY 1, 2015 TO SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Summary Prospectus of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”) dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

Effective immediately, the following changes are made to the Portfolio’s Summary Prospectus:

The second footnote following the table in the section of the Summary Prospectus entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” is deleted.

The first sentence of the first paragraph in the section of the Summary Prospectus entitled “Investments, Risks, and Performance – Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities.

The second sentence of the second paragraph in the section of the Summary Prospectus entitled “Investments, Risks, and Performance – Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

Such investments may include debt obligations of distressed companies, including companies that are close to or in default.

The table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment Officer of DoubleLine	May 2015